Execution Copy

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") is entered into as of April 26, 2002, by and between Genta Incorporated, a Delaware corporation (the "Company") and Garliston Limited, a limited company formed in the jurisdiction of Ireland ("Aventis").

                                    RECITALS

      WHEREAS, the Company and Aventis have entered into an Ex-U.S. Commercialization Agreement dated as of April 26, 2002 (the "Ex-U.S. Commercialization Agreement"), pursuant to which the Company has granted Aventis certain commercialization rights outside the United States;

      WHEREAS, the Company and Aventis Pharmaceuticals Inc., a Delaware corporation ("API") have entered into a U.S. Commercialization Agreement (the "U.S. Commercialization Agreement"), pursuant to which the Company has granted API certain development and U.S. commercialization rights (the U.S. Commercialization Agreement and the Ex-U.S. Commercialization Agreement are collectively referred to herein as the "Commercialization Agreements");

      WHEREAS, the Company and Aventis have entered into a Convertible Note Purchase Agreement dated as of April 26, 2002 (the "Note Purchase Agreement"), pursuant to which Aventis has agreed to make available to the Company, subject to the achievement of certain milestones, up to $75 million in exchange for Convertible Promissory Notes (the "Notes") of the Company;

      WHEREAS, the Company and Aventis have entered into a Securities Purchase Agreement dated as of April 26, 2002 (the "Purchase Agreement"), pursuant to which Aventis has agreed, at the option of the Company, to acquire shares of the Company's Common Stock (the "Common Stock");

      WHEREAS, the Company and Aventis have entered into a Standstill and Voting Agreement dated as of April 26, 2002 (the "Standstill Agreement"), pursuant to which Aventis has agreed to certain standstill and voting provisions with respect to the Company's Common Stock; and

      WHEREAS, as a condition to consummating the Purchase Agreement, the Commercialization Agreements, the Note Purchase Agreement, the Standstill Agreement and the execution of the Notes (collectively, the "Transaction Documents") the Company has agreed to enter into this Agreement with Aventis.

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, and for other good and valuable consideration, intending to be legally bound hereby, the parties mutually agree as follows:

      1.    DEFINITIONS


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

      As used in this Registration Rights Agreement the following terms shall have the following respective meanings:

      "Affiliate" shall have the meaning set forth in Rule 12b-2 of the rules and regulations promulgated under the Exchange Act (as defined below); provided, however, that for purposes of this Agreement, Aventis and its Affiliates, on the one hand, and the Company and its Affiliates, on the other hand, shall not be deemed to be "Affiliates" of each other.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

      "Holder" means Aventis and any Permitted Assignee, each so long as such person owns of record Registrable Securities that have not been sold to the public. A "Permitted Assignee" means, with respect to Aventis, any Affiliate to whom Aventis has transferred Registrable Securities in accordance with Sections 5(c) of the Securities Purchase Agreement and Section 8(d)(3) of the Notes, as the case may be.

      "Other Selling Stockholders" means stockholders of the Company, other than Senior Holders, who have, as of the date hereof, contractual registration rights.

      "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

      "Registrable Securities" means (a) all Company Common Stock received and to be received by a Holder in connection with the Securities Purchase Agreement and all shares of Company Common Stock issued upon conversion of the Notes and
(b) any securities issued or issuable with respect to such shares of such Common Stock by way of a stock dividend or stock split or in connection with a combination or reclassification of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that any particular Registrable Securities will cease to be Registrable Securities when
(x) a registration statement with respect to the sale of such stock becomes effective under the 1933 Act and all such securities have been disposed of in accordance with such registration statement or (y) all such securities have been sold pursuant to an exemption from the registration requirements of the Securities Act.

      "Registration Statement" means any registration statement of the Company that covers the Registrable Securities and lists holders thereof as selling stockholders pursuant to the provisions of this Registration Rights Agreement, including the prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference or deemed to be incorporated by reference therein.

      "SEC" or "Commission" means the Securities and Exchange Commission.


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

      "Securities Act" means the Securities Act of 1933, as amended.

      "Senior Holders" means stockholders of the Company who have, as of the date hereof, contractual registration rights, which contractual rights limit or prohibit the grant by the Company of registration rights that are pari passu with or senior to such Senior Holders' registration rights.

      2. REGISTRATION OF SHARES

            2.1 S-3 Registration. The Holder shall have the right to request registration on Form S-3 pursuant to Rule 415 under the Securities Act covering the resale of the Registrable Securities in accordance with the following terms:

                  (a) Within 90 days after the written request of the Holder, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 covering the resale of the Registrable Securities issued by the Company in accordance with the terms and conditions of the Securities Purchase Agreement; provided, however, that the Company shall not be required to register any such Registrable Securities prior to the second anniversary of the closing date of the sale of the Registrable Securities under the Securities Purchase Agreement.

                  (b) If the Company has converted any portion of the Notes, then within 90 days after the written request of the Holder, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 covering the resale of the Registrable Securities issued by the Company upon the conversion of such Notes; provided, however that the Company shall not be required to register any such Registrable Securities (i) if the Holder proposes to sell Registrable Securities at an aggregate price to the public of less than $5,000,000 (or, if applicable, such lesser amount as the Company has converted under the Notes) or (ii) if, in a given twelve-month period, the Company has effected one (1) such registration in such period, unless the Company has converted any portion of the Notes more than once in such twelve-month period, in which case the Company shall, upon request of the Holder, effect additional registrations covering the resale of the Registrable Securities issued upon such conversion(s).

                  (c) Notwithstanding the foregoing, if (i) in the good faith judgment of the Board of Directors of the Company, any registration requested hereunder would be detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such Registration Statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company for such Registration Statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such Registration Statement, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after the receipt of the request of the Holder, and provided, further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

                  (d) Notwithstanding anything to the contrary contained in this
Section 2.1, the Holder agrees that it shall not at any time transfer, sell or otherwise dispose of Registrable Securities within any three-month period in an amount which shall exceed the volume limitations set


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

forth in Rule 144(e) of the Securities Act, unless such Registrable Securities are included in an underwritten public offering in accordance with Section 2.3(d) hereof.

            2.2 Additional Registration Obligations of the Company. In connection with the registration obligations of the Company set forth above, the Company will use its commercially reasonable efforts to do the following:

                  (a) At the request of the Holder, include in such Registration Statement the Plan of Distribution in substantially the form set forth in Appendix I hereto.

                  (b) Cause such Registration Statement(s) to become effective at the earliest possible time and to keep such Registration Statement(s) continuously effective for the shorter period of: (i) one year from such initial filing date, (ii) until all Registrable Securities covered by the Registration Statement(s) have been sold or (iii) until the first date when all Registrable Securities covered by the Registration Statement(s) may immediately be sold during any 90-day period without registration under the Securities Act pursuant to the exemptions provided by Rule 144(k) under the Securities Act (the "Registration Period").

                  (c) Prepare and file with the SEC such pre-effective and post-effective amendments and supplements to such Registration Statement(s) and the prospectus used in connection with such Registration Statement(s) as may be necessary to cause the Registration Statement(s) to become effective, to keep the Registration Statement(s) continuously effective during the Registration Period and not misleading, and as may otherwise be required or applicable under, and to comply with the provisions of, the Securities Act with respect to the disposition of all securities covered by such Registration Statement(s) during the Registration Period.

                  (d) Furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus, and each amendment or supplement thereto, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (e) Notify promptly the Holder (and in any event within five
(5) business days after) and (if requested by any such Holder) confirm such notice in writing, (i)(A) when a prospectus or any prospectus supplement or post-effective amendment is proposed to be filed, and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the occurrence of any event or circumstance that makes any statement made in such Registration Statement(s) or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement(s), prospectus or documents so that, in the case of the Registration Statement(s) and any amendment or


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

supplement thereto, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) Make every reasonable effort to avoid the issuance of, or, if issued, obtain the withdrawal of, any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (g) If requested by the holders of a majority of the Registrable Securities being sold in connection with such offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the Holders reasonably request should be included therein regarding such holders or the plan of distribution of the Registrable Securities, and (ii) make all required filings of the prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of such matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 2.2(g) that would, in the opinion of outside counsel for the Company, violate applicable law.

                  (h) Upon the occurrence of any event contemplated by Section 2.2(e), as promptly as practicable, prepare any required supplement or amendment, including a post-effective amendment, to each Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, the prospectus contained in such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (i) Promptly file documents required of the Company for normal "Blue Sky" clearance for the disposition by the Holder and any Permitted Assignees of the Registrable Securities in such states as the Holder may reasonably request in writing to the Company, provided, however, that the Company shall not be required (i) to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; (ii) subject itself to general taxation in any such jurisdiction; (iii) provide any undertakings that cause the Company undue expense or burden; or (iv) make any change in its charter or bylaws.

                  (j) Use commercially reasonable efforts to cause all Registrable Securities registered by such Registration Statement to be listed on each securities exchange or automated quotation system, if any, on which similar securities issued by the Company are then listed.

                  (k) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to the Registration Statement(s), free of any restrictive legends (except as required pursuant to Section 2.1(d) above)


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

and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Registrable Securities pursuant to the Registration Statement(s).

Notwithstanding anything to the contrary set forth herein or any registration effected hereunder, the Holder shall be subject to the transfer restrictions contained in Section 5(c) of the Securities Purchase Agreement and Section 8(d)(3) of the Notes.

            2.3 Piggyback Registration.

                  (a) If the Company at any time proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock or other securities under the Securities Act in connection with the public offering of such securities (other than pursuant to Section 2.1 hereof or with respect to registration statements on Forms S-4 or S-8 relating solely to the sale of securities to participants in a Company stock plan), the Company shall, at each such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 10 days after mailing of such notice by the Company in accordance with Section 4.8, the Company shall, use commercially reasonable efforts to cause all of the Registrable Securities that each such Holder has requested to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of such Registrable Securities, provided, however, if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the account of the Holder to a number deemed reasonably satisfactory by such managing underwriter. In any circumstance in which all or a portion of the Registrable Securities requested to be included in a registration on behalf of the Holder cannot be so included as a result of the foregoing sentence, then the shares to be excluded shall be determined in the follow sequence: (i) first, Registrable Securities held by the Holder (which shall be excluded or reduced among the Holder and Other Selling Stockholders requesting inclusion of securities in such registration pro rata on the basis of the number of shares of Registrable Securities and other securities held by the Holder and such Other Selling Stockholders); (ii) second, securities held by Senior Holders requesting inclusion in such registration; and (iii) third, securities sought to be registered by the Company for its own account. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights.

                  (b) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not the Holder has elected to include Registrable Securities in such registration.

                  (c) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 2.3(a). In such event, the right of the Holder to registration pursuant to this
Section 2.3 shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and the other holders of securities of


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

the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

                  (d) Notwithstanding anything to the contrary contained in this
Section 2, the Company shall not be required to register any Registrable Securities issued under the Securities Purchase Agreement prior to the second anniversary of the closing date of the sale of such Registrable Securities.

            2.4 Seller Information. The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of disposition of Registrable Securities as the Company may from time to time reasonably request; provided that such information shall be used only in connection with such registration.

      If the Registration Statement(s) refers to any Holder by name or otherwise as the seller of any securities of the Company, then such Holder will promptly
(i) notify the Company and its counsel of the existence of any fact of which such Holder becomes aware and the happening of any event which relates to Holder or the distribution of the securities owned by such Holder which results in the Registration Statement(s) containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or the prospectus included in such Registration Statement(s) containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which they were made, not misleading, and (ii) provide to the Company such information which relates to Holder or the distribution of the securities owned by such Holder as is necessary to enable the Company to prepare a supplement or post-effective amendment to such Registration Statement(s) or related prospectus or any document incorporated therein by reference or file any other documents required so that such Registration Statement(s) and prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            2.5 Notice to Discontinue. If the Company notifies the Holders in accordance with Section 2.2(e) above to suspend the use of the Prospectus until the requisite changes to the prospectus have been made, then the Holders shall immediately suspend use of such prospectus for, and the period of effectiveness of the Registration Statement(s) provided for in Section 2.2(b) above shall be extended by, the number of days from and including the date of giving such notice to and including the date when the Holder receives such amended or supplemented prospectus pursuant to Section 2. If so directed by the Company, the Holders will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities. Any such amendment, supplement or document will be prepared and filed as promptly as reasonably practicable under the circumstances, as determined in good faith by the Company, it being understood however that the Company may have bona fide reasons to delay such preparation and filing for a period which may not, in any event, exceed sixty days. The Registration Period set forth in Section 2.2(b) will be extended by any period of discontinuance under this Section 2.5.


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

            2.6 Expenses of Registration. All expenses incident to the performance or compliance with this Registration Rights Agreement by the Company will be borne by the Company, regardless of whether the Registration Statement(s) becomes effective, including, without limitation, (i) all registration and filing fees and expenses (including filings made with the National Association of Securities Dealers ("NASD"), if applicable); (ii) fees and expenses (including fees and expenses of counsel) of compliance with federal securities and state Blue Sky and other securities laws; (iii) expenses of printing, messenger and delivery services, duplication, word processing and telephone incurred by the Company (but not by the holders of Registrable Securities); (iv) fees and disbursements of counsel for the Company; (v) all application and filing fees in connection with listing Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) and
(vii) reasonable fees and expenses of one counsel for all participating Holders, not to exceed $15,000 in the aggregate. The Company will, in any event, bear its own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

            2.7 Indemnification.

                  (a) Indemnification by Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement(s) including any document incorporated by reference therein or any amendments or supplements thereto, or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the prospectus (including any preliminary, final or summary prospectus, amendment or supplement thereto) included in such Registration Statement(s) or any omission or alleged omission to state a material fact required to be stated therein or necessary to make any statement therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or state securities law in connection with the offering covered by the Registration Statement(s); provided, however, that the Company will not be liable for indemnification in any such case to the extent that any losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact so made in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with such registration. Subject to Section 2.7(c), the Company will pay to each such Holder, partner, officer, director or controlling person for any legal or other expenses reasonably


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

incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                  (b) Indemnification by Holder of Registrable Securities. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, agents and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, agent or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs as a result of reliance by the Company upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by the Company or any such director, officer, agent, controlling person or other person in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that in no event will any indemnity under this
Section 2.7(b) exceed the dollar amount of proceeds from the offering received by such Holder.

                  (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party will have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable judgment of any such indemnified party, based upon advice of counsel, a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims (in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party will not have the right to assume the defense of such claim on behalf of such indemnified party; provided, however, that the indemnified party will be entitled to elect only one counsel at the expense of the indemnifying party and such counsel shall be reasonably acceptable to the indemnifying party). The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if it is finally determined in a court of competent jurisdiction (which determination is not subject to appeal) that such failure is materially prejudicial to its ability to defend such action, will relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 2.7. No indemnifying party will be liable for any settlement of any claim or action effected without its written consent, which consent will not be unreasonably withheld. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably


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

request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) Contribution. If the indemnification provided for in this
Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event will any contribution by a Holder hereunder exceed the dollar amount of proceeds from the offering received by such Holder.

                  (e) Survival; Settlement. The obligations of the Company and Holders under this Section 2.7 will survive completion of any offering of Registrable Securities in a registration statement, the termination of this Registration Rights Agreement and any sale by the Holders of Registrable Securities. No indemnifying party, in the defense of any such claim or litigation, will, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (f) Termination of Registration Rights. Notwithstanding anything herein to the contrary, a Holder will not be entitled to any registration rights or other rights hereunder (a) if all Registrable Securities held by such Holder have been sold or (b) after the first date on which all Registrable Securities held by such Holder may immediately be sold during any 90-day period without registration under the Securities Act pursuant to the exemptions provided by Rule 144(k) under the Securities Act ("Termination Event"); provided, however, that any right to indemnification or any other right that had accrued to the benefit of such Holder prior to the Termination Event but had not been satisfied as of the Termination Event, will remain in effect after the Termination Event until satisfied.

            2.8 "Market Stand-Off" Agreement. Except in connection with Registrable Securities registered by the Company pursuant to this Agreement, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, the Holder shall not sell or otherwise transfer or dispose of any Common Stock of the Company held by the Holder during the ninety
(90)-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided that in the event the Holder owns less than five percent of all of the issued and outstanding shares of capital stock of the Company, such restriction will not apply.

The Holder agrees to execute a market stand-off agreement with said underwriters in customary form consistent with the provisions of this Section 2.8.

      3.    RULE 144

      During the Registration Period, the Company covenants that it will use commercially reasonable efforts to file the reports required to be filed by it (if so required) under the Securities Act and the Exchange Act (and the Rules and Regulations adopted by the SEC thereunder) in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, use its commercially reasonable efforts to make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act. The Company further covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act pursuant to the exemptions provided by Rule 144 under the Securities Act. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements.

      With a view to making available to Holders the benefits of Rule 144 promulgated under the Securities Act, the Company agrees: (A) so long as any Holder owns Registrable Securities, to file the reports required to be filed by it (if so required) under Sections 13 or 15(d) of the Exchange Act (and the Rules and Regulations adopted by the SEC thereunder) in a timely manner and, promptly upon request, to furnish to any such Holder such information as may be necessary and otherwise reasonable, and to cooperate with such Holder, to permit such Holder, subject to any transfer restrictions contained in Section 5(c) of the Securities Purchase Agreement and Section 8(d)(3) of the Notes, to sell such Registrable Securities pursuant to Rule 144 without registration; (B) if at any time the Company is not required to file reports with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act, it will, upon the request of any Holder, to make publicly available other information sufficient, and for as long as is necessary, to permit sales of Registrable Securities pursuant to Rule 144 under the Securities Act, and upon the request of any Holder, to use commercially reasonable efforts to make publicly available other information sufficient, and for as long as is necessary, to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Common Stock in accordance with Rule 15c2-11 under the Exchange Act.

      4.    MISCELLANEOUS

            4.1 Governing Law; Jurisdiction. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to applicable principles of conflicts of law.

            4.2 Survival of Representations, Warranties and Covenants. Except for such terms of this Registration Rights Agreement which provide for longer survival periods, all covenants, agreements, representations and warranties made by the parties to this Registration Rights Agreement will survive the execution of this Registration Rights Agreement until the expiration of the Registration Period, not withstanding any investigation made by any Holder.

            4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each Holder of Registrable Securities from time to time. In addition, this Registration Rights Agreement shall be binding on the Company and its successors and assigns.

            4.4 Entire Agreement. This Registration Rights Agreement and the instruments referenced herein, constitute the entire agreement between the parties regarding the subject matter hereof and supersedes all previous writings, understandings, representations and agreements. No terms of this Registration Rights Agreement may be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may amend this Registration Rights Agreement as described in Section 4.6.

            4.5 Severability. In case any provision of this Registration Rights Agreement is determined to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

            4.6 Amendment and Waiver. The provisions of this Registration Rights Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of all affected Holders.

            4.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Registration Rights Agreement will impair any such right, power or remedy, nor will it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Holder's part of any breach, default or noncompliance under this Registration Rights Agreement or any waiver on such Holder's part of any provisions or conditions of this Registration Rights Agreement must be in writing and will be effective only to the extent specifically set forth in such writing. All remedies, either under this Registration Rights Agreement, by law, or otherwise afforded to Holders, will be cumulative and not alternative.

            4.8 Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed facsimile, in each case addressed as set forth below. The addresses for such communications shall be

                  (a)   if to the Company, to:

                        Genta Incorporated
                        2 Connell Drive
                        Berkeley Heights, New Jersey 07922

                        Telephone: (908) 286-9800
                        Facsimile: (908) 464-1701
                        Attention: President

                  with a copy so mailed to:

                        Wilson, Sonsini, Goodrich & Rosati
                        650 Page Mill Road
                        Palo Alto, California 94304
                        Telephone: (650) 493-9300
                        Facsimile: (650) 493-6811
                        Attention: Kenneth A. Clark, Esq.

                        Wilson Sonsini Goodrich & Rosati
                        12 East 49th Street, 30th Floor
                        New York, New York 10017
                        Telephone No.: (212) 999-5800
                        Facsimile No.: (212) 999-5899
                        Attention: Babak Yaghmaie, Esq.

                  (b)   if to Holder:

                        Garliston Limited
                        c/o Aventis Pharmaceuticals Inc.
                        300 Somerset Corporate Boulevard
                        Mail Code SC3-820A
                        Bridgewater, New Jersey 08807-2854
                        Telephone: (908) 243-6000
                        Facsimile: (908) 243-7083
                        Attention: General Counsel

                        and

                        AVENTIS
                        Espace Europeen de 1'Entreprise
                        16 avenue de 1'Europe
                        67300 SCHILTIGHEIM
                        FRANCE
                        Attention: Jean-Francois Fort and Lawrence Rosen

                        and

                        Aventis Pharmaceuticals Inc.
                        Vice President, Legal Corporate Development
                        200 Crossing Boulevard
                        Bridgewater, New Jersey 08807-0890

                        Facsimile: (908) 231-4480
                        Attention: Charles D. Dalton, Esq.

                        with a copy to:

                        Morgan, Lewis & Bockius, LLP
                        502 Carnegie Center
                        Princeton, New Jersey 08540
                        Facsimile: (609) 919-6639
                        Telephone: (609) 919-6600
                        Attention: Denis Segota, Esq.

            4.9 Headings. The headings of the various sections of this Registration Rights Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Registration Rights Agreement.

            4.10 Counterparts. This Registration Rights Agreement may be executed in any number of counterparts, each such counterpart will be deemed an original instrument, but all such counterparts will constitute but one agreement.

            4.11 Third Party Beneficiaries. This Registration Rights Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

            4.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Registration Rights Agreement and the consummation of the transactions contemplated hereby.

            4.13 Joint Participation in Drafting. Each party to this Registration Rights Agreement has participated in the negotiation and drafting of this Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Registration Rights Agreement.

                [The rest of this page intentionally left blank]

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date set forth in the first paragraph hereof.


                                          Genta Incorporated


                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________


                                          Garliston Limited


                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                   Appendix I

                              PLAN OF DISTRIBUTION

      To the extent required, the names of any agent or broker-dealer and applicable commissions or discounts and any other required information with respect to any particular offer will be set forth here or in the accompanying prospectus supplement. The selling stockholders reserve the sole right to accept or reject, in whole or in part, any proposed purchase of the shares to be made directly or through agents.

      The selling stockholder may from time to time, in one or more transactions, sell all or a portion of the shares on the Nasdaq National Market, in negotiated transactions, in underwritten transactions or otherwise, at prices then prevailing or related to the then current market price or at negotiated prices. The offering price of the shares from time to time will be determined by the selling stockholder and, at the time of such determination, may be higher or lower than the market price of the shares on the Nasdaq National Market. In connection with an underwritten offering, underwriters or agents may receive compensation in the form of discounts, concessions or commissions from a selling shareholder or from purchasers of shares for whom they may act as agents, and underwriters may sell shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. In connection with distributions of the shares or otherwise, the selling stockholder may enter into hedging transactions with broker-dealers or other financial institutions. In connection with these transactions, broker-dealers or other financial institutions may engage in short sales of Company Common Stock in the course of hedging the positions they assume with such selling stockholder. Under agreements that may be entered into by us, underwriters, dealers and agents who participate in the distribution of shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933 as amended, (the "Securities Act"), or to contribution with respect to payments which such underwriters, dealers or agents may be required to make in respect thereof. The shares may be sold directly or through broker-dealers acting as principal or agent, or pursuant to a distribution by one or more underwriters on a firm commitment or best-efforts basis. The methods by which the shares may be sold include:

      o a block trade in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      o purchases by a broker-dealer as principal and resale by such broker-dealer for its account pursuant to this prospectus;

      o ordinary brokerage transactions and transactions in which the broker solicits purchasers;

      o     privately negotiated transactions; and

      o     underwritten transactions.

      The selling stockholder and any underwriters, dealers or agents participating in the distribution of the offered shares may be deemed to be "underwriters" within the meaning of the Securities Act, and any profit on the sale of the shares by the selling stockholder and any commissions received by these broker-dealers may be deemed to be underwriting commissions under the Securities Act.

      When any selling stockholder elects to make a particular offer of shares, a prospectus supplement, if required, will be distributed which will identify any underwriters, dealers or agents and any discounts, commissions and other terms constituting compensation from the selling stockholder and any other required information.

      In order to comply with the securities laws of certain states, if applicable, the shares may be sold only through registered or licensed brokers or dealers. In addition, in certain states, the shares may not be sold unless they have been registered or qualified for sale in such state or an exemption from such registration or qualification requirement is available and is complied with.

      The Company has agreed to pay all costs and expenses incurred in connection with the registration under the Securities Act of the shares, including, without limitation, all registration and filing fees, fees and disbursements of Company counsel and counsel for the selling stockholder and certain accounting and printing costs. The selling stockholder will pay any brokerage fees and commissions, and stock transfer and other taxes attributable to the sale of the shares. The Company has also agreed to indemnify the selling stockholders and their respective officers, directors and trustees and each person who "controls," within the meaning of the Securities Act, the selling stockholders against certain losses, claims, damages, liabilities and expenses arising under the securities laws in connection with this offering. Each selling stockholder has agreed to indemnify the Company, and its officers and directors and each person who "controls" Genta Incorporated against any losses, claims, damages, liabilities and expenses arising under the securities laws in connection with this offering with respect to written information furnished to us by such selling stockholder.


                                      I-2